Fourth AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 1, 2022 is made by and among RPM INTERNATIONAL INC., a Delaware corporation (the "Company"), RPM ENTERPRISES, INC., a Delaware corporation ("Enterprises") RPOW UK LIMITED, a limited company incorporated under the laws of England and Wales ("RPOW-UK"), RPM EUROPE HOLDCO B.V., a private company with limited liability formed under the laws of the Netherlands ("RPM-Europe"), RPM CANADA, a general partnership registered under the laws of the Province of Ontario ("RPM Canada"), RPM CANADA COMPANY FINANCE ULC, an unlimited liability company organized under the laws of the Province of British Columbia, ("RPM Canada Company"), TREMCO ASIA PACIFIC PTY. LIMITED, a corporation incorporated under the laws of the Commonwealth of Australia ("Tremco"), RPM Europe Finance Designated Activity Company, an Irish Designated Activity Company Limited by Shares ("RPM Europe Finance") (each of the foregoing referred to herein as a "Borrower" and collectively referred to as the "Borrowers") and TREMCO CPG UK LIMITED, a limited company incorporated under the laws of England and Wales ("Tremco CPG"), NEW VENTURES (UK) LIMITED, a limited company incorporated under the laws of England and Wales ("New Ventures (UK)"), RPM CH, G.P., a partnership organized under the laws of Delaware ("RPM CH" and together with Tremco CPG and New Ventures (UK), the "Released Foreign Borrowers"), the other LENDERS party hereto (the "Continuing Lenders"), U.S. BANK NATIONAL ASSOCIATION and FIRST NATIONAL BANK OF PENNSYLVANIA (each, a "New Lender", collectively, the "New Lenders", and together with the Continuing Lenders, collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrowers, the Released Foreign Borrowers, the Continuing Lenders and the Exiting Lenders (as hereinafter defined) and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 31, 2018, as amended by that certain First Amendment to Credit Agreement, dated as of April 30, 2020, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 16, 2021 and as further amended by that certain Third Amendment to Credit Agreement (the "Third Amendment"), dated as of December 30, 2021 (as amended, the "Credit Agreement");

WHEREAS, the Company has provided notice to the Administrative Agent pursuant to Section 12.15.2 of the Credit Agreement to provide for the release of the Released Foreign Borrower;

WHEREAS, the Administrative Agent hereby acknowledges that as, of the date hereof, as all Obligations of the Released Foreign Borrowers have been paid in full (including principal, interest and all other amounts) and no Letter of Credit issued for the account of any Released Foreign Borrower is outstanding;

WHEREAS, each of Fifth Third Bank, National Association, The Bank of Nova Scotia, Commerzbank AG, New York Branch, Santander Bank, N.A. and HSBC Bank USA, N.A. (the

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"Exiting Lenders") have requested to, as of the Fourth Amendment Effective Date (i) no longer be a party to the Credit Agreement, (ii) have its commitments assumed by the other Lenders in accordance with Schedule 1.1(B)-Part 1 attached hereto and (iii) have any existing Loans owed to it to be repaid; and

WHEREAS, the Borrowers have requested that (i) the Administrative Agent and the Lenders extend the Expiration Date, (ii) the Lenders increase the revolving credit facility up to an aggregate principal amount not to exceed $1,350,000,000, (iii) the New Lenders join the Credit Agreement pursuant to the terms of this Amendment, (iv) the Administrative Agent and the Lenders release the Released Foreign Borrowers and (v) the parties hereto make certain amendments and grant certain other accommodations all as hereinafter provided, and, subject to the terms and conditions hereof, the Administrative Agent and Lenders are willing to do so.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
2.
Existing USD Euro-Rate Loans. Notwithstanding anything contained in this Amendment, the terms of the Existing Credit Agreement applicable to Loans denominated in Dollars under the Euro-Rate Option (as defined in the Credit Agreement immediately prior to the date hereof) shall continue in full force and effect and shall continue to apply to each Loan denominated in Dollars under the Euro-Rate Option with an Interest Period that commenced prior to the Fourth Amendment Effective Date until the expiration of the then current Interest Period for such Loan denominated in Dollars under the Euro-Rate Option.
3.
Release of Released Foreign Borrowers. The Administrative Agent hereby confirms that it received notice in accordance with Section 12.15.2 of the Credit Agreement requesting that the Released Foreign Borrowers no longer be a party to the Credit Agreement. Pursuant to the terms of Section 12.15.2 of the Credit Agreement, the Released Foreign Borrowers shall be released as a Borrower under the Credit Agreement and the other Loan Documents. Effective as of the date hereof, the Released Foreign Borrowers shall have no rights or obligations under the Credit Agreement and the other Loan Documents, except for surviving obligations specifically set forth in the Credit Agreement or any other Loan Document.
4.
Lender Joinder. In consideration of the Lenders permitting each New Lender to become a Lender under the Credit Agreement, each New Lender agrees that effective as of the Fourth Amendment Effective Date it shall become, and shall be deemed to be, a Lender under the Credit Agreement and each of the other Loan Documents and agrees that from the Fourth Amendment Effective Date and so long as such New Lender remains a party to the Credit Agreement, such New Lender shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and shall be entitled (in accordance with its Ratable Share) to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. Each New Lender hereby acknowledges that it

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has heretofore received (i) a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Fourth Amendment Effective Date, and (ii) the executed original of its Revolving Credit Note dated the Fourth Amendment Effective Date issued by the Borrowers under the Credit Agreement in the face amount as set forth on Schedule 1.1(B) attached hereto in Exhibit B.

The Commitments and Ratable Shares of the New Lenders and each of the other Lenders are as set forth on Schedule 1.1(B) to the Credit Agreement. Schedule 1.1(B) to the Credit Agreement is being amended and restated effective as of the Fourth Amendment Effective Date hereof to read as set forth on Exhibit B hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing on the date hereof, the Borrowers shall repay all outstanding Loans to which either the Base Rate Option or the Euro Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Lenders) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 5.10 [Indemnity]; provided, however, outstanding Loans under Euro-Rate Option shall continue until expiration of the then current Interest Period as set forth in Section 2 hereof and be re-allocated to the Lenders accordingly.

Each New Lender is executing and delivering this Joinder as of the Fourth Amendment Effective Date and acknowledges that it shall: (A) participate in all new Revolving Credit Loans borrowed by the Borrowers on and after the Fourth Amendment Effective Date according to its Ratable Share; and (B) participate in all Letters of Credit outstanding on and after the Fourth Amendment Effective Date according to its Ratable Share.

5.
Assignment of Interests of Exiting Lenders; Reallocation of Commitment. Effective as of the Fourth Amendment Effective Date, the Exiting Lenders shall sell and assign its Commitments under the Credit Agreement to the Lenders party to this Amendment (which Commitments shall be reallocated among such Lenders pursuant to Section 7(cc) of this Amendment) and, upon the Fourth Amendment Effective Date, Exiting Lenders shall cease to be a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto.
6.
Reallocation of Titles. Effective as of the Fourth Amendment Effective Date: (a) PNC Bank, National Association, Bank of America, N.A. and Citizens Bank, N.A. shall be Joint Lead Arrangers; (b) Bank of America, N.A. and Citizens Bank, N.A. shall be Co-Syndication Agents; and (c) MUFG Bank, Ltd., Wells Fargo Bank, National Association, KeyBank National Association, BMO Harris Bank N.A., and U.S. Bank National Association shall be

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Co-Documentation Agents. Any roles or titles appointed prior hereto shall be superseded by this Amendment.
7.
Amendments to the Credit Agreement.
(a)
The last paragraph of the preamble of the Credit Agreement is hereby amended and restated as follows:

"The Borrowers have requested the Lenders to provide a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $1,300,000,000, as increased to an aggregate principal amount not to exceed $1,350,000,000 pursuant to the Fourth Amendment. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:"

(b)
References to "Section 4.4 [Euro-Rate Unascertainable; Etc.]" or Section 4.4 [Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available]" throughout the Credit Agreement shall be replaced with "4.4 [Rate Unascertainable; Increased Costs; Deposits Not Available; Illegality; Benchmark Replacement Setting]".
(c)
References to "Section 2.3 [Commitment Fee]" throughout the Credit Agreement shall be replaced with "Section 2.3 [Facility Fee]" and references to "Commitment Fee" throughout the Credit Agreement shall be replaced with "Facility Fee."
(d)
The following defined terms shall be deleted from Section 1.1 of the Credit Agreement:

"Applicable Commitment Fee Rate"

"Benchmark Replacement Conforming Changes"

"Commitment Fee"

"Computation Date"

"Daily LIBOR Rate"

"Early Opt-in Event"

"Equivalent Amount"

"Equivalent Currency"

"Euro-Rate"

"Euro-Rate Option"

"Euro-Rate Termination Date"

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"Reference Currency"

(e)
The following defined terms contained in Appendix A of the Third Amendment shall be added in their entirety to Section 1.1 of the Credit Agreement as such terms are defined in Appendix A of the Third Amendment:

"Affected Currency"

"Daily Simple RFR"

"Daily Simple RFR Lookback Days"

"€STR"

"€STR Administrator"

"€STR Administrator's Website"

"Floor"

"IOSCO Principles"

"Reference Time"

"RFR"

"RFR Adjustment"

"RFR Administrator"

"RFR Administrator's Website"

"RFR Business Day"

"RFR Reserve Percentage"

"SARON"

"SARON Administrator"

"SARON Administrator’s Website"

"SONIA"

"SONIA Administrator"

"SONIA Administrator’s Website"

"Sterling" or "£"

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"Swiss Franc" or "CHF"

"TARGET2"

"TARGET Day"

"Term RFR"

"Term RFR Forward Looking Rate"

"Term RFR Notice"

"Term RFR Transition Event"

"TONAR"

"TONAR Administrator"

"TONAR Administrator's Website"

"Unadjusted Benchmark Replacement"

"Yen" or "¥"

(f)
The following new defined terms (some of which are referenced in Appendix A to the Third Amendment but nonetheless are being definitively added to Section 1.1 of the Credit Agreement as set forth below) shall be added to Section 1.1 of the Credit Agreement in the correct alphabetical order as follows:

"Applicable Facility Fee Rate shall mean the percentage rate per annum based on the then in effect Debt Rating and corresponding Tier according to the pricing grid on Schedule 1.1(A) below the heading "Facility Fee."

"Available Tenor shall mean, as of any date of determination and with respect to the then-current Benchmark for any Available Currency, as applicable, (x) if such Benchmark for such Available Currency is a term rate or is based on a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) for such Available Currency that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of "Interest Period" pursuant to Section 4.4.5(d). For the avoidance of doubt, the Available Tenor for the Daily Simple RFR is one month."

"Benchmark shall mean, initially, with respect to Obligations, interest, fees, commissions, or other amounts denominated in, or calculated with respect to, (a) Dollars,

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the Term SOFR Rate or (b) Euros, Sterling, Swiss Francs or Yen, the Daily Simple RFR or Term RFR applicable for such Available Currency; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark or upon the occurrence of a Term RFR Transition Event, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.4.5 [Benchmark Replacement Settings]."

"Facility Fee shall mean the fees referred to in Section 2.3 [Facility Fee]."

"Conforming Changes means, with respect to the Term SOFR Rate, Daily Simple SOFR, Daily Simple RFR, Term RFR, Eurocurrency Rate or any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of "Base Rate," the definition of "Business Day," the definition of "Interest Period," the definition of "U.S. Government Securities Business Day," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the Term SOFR Rate, Daily Simple SOFR, Daily Simple RFR, Term RFR, Eurocurrency Rate or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Term SOFR Rate, Daily Simple SOFR, Daily Simple RFR, Term RFR, Eurocurrency Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents)."

"Daily Rate Loan shall mean a Loan that bears interest at a rate based on the (i) Base Rate or (ii) Daily Simple RFR."

"Daily Simple RFR Option" means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1.1(i)(b) [Daily Simple RFR Option].

"Daily Simple SOFR means, for any day (a "SOFR Rate Day"), the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent's discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the "SOFR Determination Date") that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor

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administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of "SOFR"; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change."

"Dollar Equivalent means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount,(b) if such amount is expressed in an Optional Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Optional Currency last provided (either by publication or otherwise provided to the Administrative Agent or the Issuing Lender, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates as determined by the Administrative Agent or the Issuing Lender, as applicable, from time to time) on the date that is the applicable Eurocurrency Lookback Day (for amounts relating to Eurocurrency Loans and Letters of Credit denominated in an Optional Currency to which the Eurocurrency Rate would apply), the applicable Daily RFR Lookback Day (for amounts relating to RFR Loans and Letters of Credit denominated in an Optional Currency to which a Daily Simple RFR would apply) immediately preceding the date of determination, or otherwise on the date which is two (2) Business Days immediately preceding the date of determination or otherwise with respect to Loans to which any other Interest Rate Option applies, the lookback date applicable thereto (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Lender, as applicable using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Lender, as applicable, using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent or the Issuing Lender pursuant to clauses (b) or (c) above shall be conclusive absent manifest error."

"Erroneous Payment has the meaning assigned to it in Section 10.13(a)."

"Erroneous Payment Deficiency Assignment has the meaning assigned to it in Section 10.13(d)."

"Erroneous Payment Impacted Class has the meaning assigned to it in Section 10.13(d)."

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"Erroneous Payment Return Deficiency has the meaning assigned to it in Section 10.13(d)."

"Erroneous Payment Subrogation Rights has the meaning assigned to it in Section 10.13(d)."

"Eurocurrency Banking Day means any day which is, as applicable, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to (i) Canadian Dollars, any day on which banks are open for business in Canada; (ii) Australian Dollars, any day on which banks are open for business in Australia; (iii) New Zealand Dollars, any day on which banks are open for business in New Zealand, (iv) Swedish Krona, any day on which banks are open for business in Sweden, and (v) Norwegian Krone, any day on which banks are open for business in Norway."

"Eurocurrency Rate means, with respect to any Eurocurrency Rate Borrowing for any Interest Period, an interest rate per annum determined by Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%)(a) the applicable Eurocurrency Rate below for such Interest Period by (b) a number equal to 1.00 minus the Eurocurrency Reserve Percentage:

(a) denominated in Canadian Dollars, the rate per annum (the "CDOR Rate") as determined by the Administrative Agent, equal to the arithmetic average rate applicable to Canadian Dollar bankers’ acceptances (C$BAs) for the applicable Interest Period appearing on the Bloomberg page BTMM CA, rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1% per annum, at approximately 11:00 a.m. Eastern Time, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period; provided that if by such time such rate does not appear on the Bloomberg page BTMM CA, the CDOR Rate on such day shall be the rate for such period applicable to Canadian Dollar bankers’ acceptances quoted by a bank listed in Schedule I of the Bank Act (Canada), as selected by the Administrative Agent, as of 11:00 a.m. Eastern Time on such day or, if such day is not a Business Day, then on the immediately preceding Business Day; provided further that any CDOR Rate so determined based on the immediately preceding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (collectively, the "CDOR Lookback Day");

(b) denominated in Australian Dollars, the rate per annum equal to the Australian Bank Bill Swap Bid Rate or the successor thereto as approved by the Administrative Agent as published by Bloomberg (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time) for the applicable Interest Period, rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1% per annum at approximately 10:00 a.m. (Sydney, Australia time), two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period, as the rate for deposits in Australian Dollars with a maturity comparable to such Interest Period; provided, that if

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by such time the Australian Bank Bill Swap Bid Rate in respect of such day has not been so published, or such day is not a Business Day, then the Australian Bank Bill Swap Bid Rate for such day will be the Australian Bank Bill Swap Bid Rate as published in respect of the first preceding Business Day for which such Australian Bank Bill Swap Bid Rate was published thereon; provided further that any Australian Bank Bill Swap Bid Rate so determined based on the first preceding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (any such day, collectively, the "Australian Rate Lookback Day");

(c) denominated in New Zealand Dollars, the rate per annum equal to the NZFMA Bank Bill Reference Rate or the successor thereto as approved by the Administrative Agent as published by Bloomberg (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time), rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1% per annum at approximately 10:00 a.m. (Auckland, New Zealand time), two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (such day, the "New Zealand Rate Lookback Day"), as the rate for deposits in New Zealand Dollars with a maturity comparable to such Interest Period; provided, that if by such time the NZFMA Bank Bill Reference Rate in respect of such day has not been so published, or such day is not a Business Day, then the NZFMA Bank Bill Reference Rate for such day will be the NZFMA Bank Bill Reference Rate as published in respect of the first preceding Business Day for which such NZFMA Bank Bill Reference Rate was published thereon; provided further that any NZFMA Bank Bill Reference Rate so determined based on the first preceding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (any such day, collectively, the "New Zealand Rate Lookback Day");

(d) denominated in Norwegian Krone (NOK), the rate per annum equal to the Norwegian Interbank Offered Rate (NIBOR) or the successor thereto as approved by the Administrative Agent which appears on the Bloomberg Page BTMM NO (or on such other substitute Bloomberg page that displays such rate) (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time) rounded upwards, to the nearest 1/100th of one percent (1%) per annum, at approximately 11:00 a.m. (Oslo, Norway time), two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period, as the rate for deposits in Norwegian Krone with a maturity comparable to such Interest Period; provided, that if by such time NIBOR in respect of such day has not been so published, or such day is not a Business Day, then NIBOR for such day will be NIBOR as published in respect of the first preceding Business Day for which such rate was published thereon; provided further that NIBOR so determined based on the first preceding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (any such day, collectively, the "NIBOR Lookback Day");

(e) denominated in Swedish Krona, the rate per annum equal to the Stockholm Interbank Offered Rate (STIBOR) or the successor thereto as approved by the

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Administrative Agent which appears on the Bloomberg Page BTMM SW (or on such other substitute Bloomberg page that displays such rate) (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time) rounded upwards, to the nearest 1/100th of one percent (1%) per annum, at approximately 11:00 a.m. (Stockholm, Sweden time), two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period, as the rate for deposits in Swedish Krona with a maturity comparable to such Interest Period; provided, that if by such time STIBOR in respect of such day has not been so published, or such day is not a Business Day, then STIBOR for such day will be STIBOR as published in respect of the first preceding Business Day for which such rate was published thereon; provided further that STIBOR so determined based on the first preceding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (any such day, collectively, the "STIBOR Lookback Day");

provided that if the adjusted Eurocurrency Rate as determined above would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. The Eurocurrency Rate for any Loans shall be based upon the Eurocurrency Rate for the Currency in which such Loans are requested. The Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. The Administrative Agent shall give prompt notice to the Borrower of the Eurocurrency Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error."

"Eurocurrency Rate Lookback Days means, collectively, CDOR Lookback Day, Australian Rate Lookback Day, New Zealand Rate Lookback Day, NIBOR Lookback Day and STIBOR Lookback Day and each such day is a "Eurocurrency Rate Lookback Day"."

"Eurocurrency Rate Borrowing means, as to any Borrowing Tranche, a Eurocurrency Rate Loan comprising such Borrowing Tranche."

"Eurocurrency Rate Loan means a Loan that bears interest at a rate based on the Eurocurrency Rate."

"Eurocurrency Rate Option means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1.1(ii)(c) [Revolving Credit Eurocurrency Rate Option]."

"Eurocurrency Reserve Percentage means, for any day during any Interest Period, the reserve percentage in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) or any other reserve ratio or

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analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans."

"Fourth Amendment shall mean that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date."

"Fourth Amendment Effective Date shall mean August 1, 2022."

"Optional Currency Equivalent means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Optional Currency as determined by the Administrative Agent or the Issuing Lender, as the case may be, in its sole discretion by reference to the applicable Bloomberg page (or such other publicly available service for displaying exchange rates as determined by the Administrative Agent from time to time), to be the exchange rate for the purchase of such Optional Currency with Dollars on the date that is (i) with respect to RFR Loans and Letters of Credit to which an RFR would apply, the applicable Daily Simple RFR Lookback Day, (ii) with respect to Eurocurrency Rate Loans and Letters of Credit to which a Eurocurrency Rate would apply, the applicable Eurocurrency Rate Lookback Day, and (iii) otherwise, on the date which is two (2) Business Days immediately preceding the date of determination, or otherwise with respect to Loans to which any other Interest Rate Option applies, the lookback date applicable thereto, in each case, prior to the date as of which the foreign exchange computation is made ; provided, however, that if no such rate is available, the "Optional Currency Equivalent" shall be determined by the Administrative Agent or the Issuing Lender, as the case may be, using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error)."

"Payment Recipient has the meaning assigned to it in Section 10.13(a)."

"Revaluation Date means (a) with respect to each Borrowing Tranche of a Term Rate Loan denominated in an Optional Currency, (i) each date of a borrowing, renewal, and conversion pursuant to the terms of this Agreement and (ii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; (b) with respect to each Borrowing Tranche of a Daily Rate Loan denominated in an Optional Currency, each date such Daily Rate Loan is outstanding; and (c) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment or extension of a Letter of Credit denominated in an Optional Currency, (ii) each date of any payment by the Issuing Lender under any Letter of Credit denominated in an Optional Currency, and (iii) such additional dates as the Administrative Agent or the Issuing Lender shall determine or the Required Lenders shall require."

"RFR Loan" means a Loan that bears interest at a rate based on Daily Simple RFR or, after the replacement of the then-current Benchmark for any Available Currency for all purposes hereunder or under any Loan Document with Term RFR pursuant to Section 4.4.5, Term RFR for such Available Currency, as the context may require.

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"SOFR shall mean, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate)."

"SOFR Adjustment shall mean, the following:

SOFR Adjustment	Interest Period
10 basis points (0.10%)	Daily Simple SOFR
10 basis points (0.10%)	For a 1-month Interest Period
15 basis points (0.15%)	For a 3-month Interest Period
25 basis points (0.25%)	For a 6-month Interest Period

"

"SOFR Floor means a rate of interest per annum equal to 0 basis points (0%)."

"SOFR Reserve Percentage shall mean, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding."

"Term Rate Loan means a Loan that bears interest at a rate based on the Term SOFR Rate, Term RFR or Eurocurrency Rate."

"Term Rate Loan Option means the option of the Borrowers to have Loans bear interest at the rate and under the terms specified in Section 4.1.1(ii) [Revolving Credit Term Rate Loan Option]."

"Term RFR Option means the option of the Borrowers to have Loans bear interest at the rate and under the terms specified in Section 4.1.1(ii)(b) [Term RFR Option]."

"Term RFR Transition Date" means, in the case of a Term RFR Transition Event, the date that is set forth in the Term RFR Notice provided to the Lenders and the Borrowers pursuant to Section 4.4.5(a)(ii), which date shall be at least 30 (thirty) calendar days from the date of the Term RFR Notice.

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"Term SOFR Administrator means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion)."

"Term SOFR Rate shall mean, with respect to any amount to which the Term SOFR Rate Option applies, for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent's discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Interest Period, as such rate is published by the Term SOFR Administrator on the day (the "Term SOFR Determination Date") that is two (2) Business Days prior to the first day of such Interest Period, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to the Borrowers on and as of (i) the first day of each Interest Period, and (ii) the effective date of any change in the SOFR Reserve Percentage."

"Term SOFR Rate Loan means a Loan that bears interest based on the Term SOFR Rate."

"Term SOFR Rate Option means the option of the Borrowers to have Loans bear interest at the rate and under the terms specified in Section 4.1.1(ii)(a) [Term SOFR Rate Option]."

"Term SOFR Reference Rate shall mean the forward-looking term rate based on SOFR."

"Type, when used in reference to any Loan or Borrowing Tranche, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing Tranche, is determined by reference to (a) the Base Rate, (b) Term SOFR Rate, (c) prior to the Term RFR Transition Date with respect to Euros, Yen, Sterling or Swiss Francs, the Daily Simple RFR for such Available Currency or, on and after the Term RFR Transition Date with respect to any such Available Currency, the Term RFR for such Available Currency and (d) the Eurocurrency Rate."

"U.S. Government Securities Business Day shall mean any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities."

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(g)
The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

"Applicable Margin shall mean, as applicable:

(A) the percentage spread to be added to the Base Rate or Daily Simple RFR applicable to Revolving Credit Loans under the Base Rate Option or Daily Simple RFR Option based on the Debt Rating then in effect according to the pricing grid on Schedule 1.1(A) below the heading "Daily Rate Loan Spread", or

(B) the percentage spread to be added to the Term SOFR Rate or Term RFR applicable to Revolving Credit Loans under the Term Rate Loan Option based on the Debt Rating then in effect according to the pricing grid on Schedule 1.1(A) below the heading "Term Rate Loan Spread".

Any change to the Debt Rating of the Company will immediately change the Applicable Margin as set forth above, effective on the date of such change in the Debt Rating."

"Base Rate shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the Overnight Bank Funding Rate, plus fifty basis points (0.5%), and (b) the Prime Rate, and (c) the Daily Simple SOFR, plus one hundred basis points (1.0%) so long as Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Notwithstanding anything to the contrary contained herein, in the case of any event specified in Section 4.4.1 [Unascertainable; Increased Costs; Deposits Not Available] or Section 4.4.2 [Illegality], to the extent any such determination affects the calculation of Base Rate, the definition hereof shall be calculated without reference to clause (c) until the circumstances giving rise to such event no longer exist."

"Benchmark Replacement shall mean, with respect to any Benchmark Transition Event, the first applicable alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) Where the Benchmark is Term SOFR, the sum of: (A) Daily Simple SOFR and (B) the SOFR Adjustment for a 1-month Interest Period; and

(2) [Intentionally Omitted]; and

(3) [Intentionally Omitted]; and

(4) the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current

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Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time and (B) the related Benchmark Replacement Adjustment;

provided, that if the Benchmark Replacement as determined pursuant to clause (2), (3), or (4) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; and provided further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion."

"Benchmark Replacement Adjustment shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Available Currency at such time."

"Benchmark Replacement Date shall mean a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark for any Available Currency:

(1) in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of "Benchmark Transition Event," the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof)."

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"Benchmark Transition Event shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark for any Available Currency:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by an Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Available Currency applicable to such Benchmark , an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component)or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component)has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof)permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Official Body having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof)."

"Benchmark Unavailability Period shall mean the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for any Currency for all purposes hereunder and under any Loan Document in accordance with Section 4.4.5 [Benchmark Replacement Setting] and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for such Currency for all purposes hereunder and under any Loan Document in accordance with Section 4.4.5 [Benchmark Replacement Setting]. "

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"Borrowing Tranche shall mean specified portions of Loans as the context may require, consisting of simultaneous loans of the same Type in the same Available Currency, and in the case of Term Rate Loans, having the same Interest Period. For the avoidance of doubt, Daily Rate Loans of the same Type and Available Currency shall be considered one Borrowing Tranche."

"Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania (or, if otherwise, the lending office of the Administrative Agent); provided that for purposes of any direct or indirect calculation or determination of, or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to any (i) Term SOFR Rate Loan, the term "Business Day" means any such day that is also a U.S. Government Securities Business Day, (ii) Eurocurrency Rate Loan, the term “Business Day” means any such day that is also a Eurocurrency Banking Day and (iii) any RFR Loan, the term "Business Day" means any such day that is also an RFR Business Day."

"EBITDA shall mean for any period of four consecutive fiscal quarters, determined on a consolidated basis for the Company and its Consolidated Subsidiaries, (i) the sum of: (A) net income of the Company and its Consolidated Subsidiaries (calculated before provision for income taxes, Interest Expense, extraordinary items, non-recurring gains or losses in connection with asset dispositions, income (loss) attributable to equity in affiliates, all amounts attributable to depreciation and amortization) for such period, (B) non-recurring fees and expenses related to the acquisition of all or substantially all of the assets or capital stock (including by merger or amalgamation) of another Person (or, in the case of assets, of a business unit of a Person) or to any dispositions, investments and debt or equity issuances (whether or not successful) during such period, not to exceed $25,000,000 in the aggregate for such period of four consecutive fiscal quarters, (C) costs, charges, expenses attributable to the undertaking and/or implementation of cost savings initiatives, operating expense reductions and other restructuring or integration costs, not to exceed in the aggregate 12.5% of EBITDA for such period, (D) non-cash charges incurred in such period, (E) professional service expenses related to the Map 2020 and/or Map 2025 Program in an amount not in excess of the amount of such expenses paid or accrued prior to the Fourth Amendment Effective Date plus up to $50,000,000 of additional expenses incurred after the Fourth Amendment Effective Date, and (F) expenses related to the refinancing of the credit facilities of the Borrowers pursuant to this Agreement and the Term Loan Credit Agreement and future amendments of this Agreement and the Term Loan Credit Agreement, minus (ii) non-cash gains for such period. For the purpose of calculating EBITDA for any period, if during such period the Company or any Subsidiary shall have made an acquisition or a disposition on or after the Closing Date, EBITDA for such period shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition, as the case may be, occurred on the first day of such period."

"Expiration Date shall mean, with respect to the Revolving Credit Commitments, the earlier of August 1, 2027, or the date the Revolving Credit Commitments are terminated or accelerated hereunder."

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"Interest Period shall mean the period of time selected by the Borrowers in connection with (and to apply to) any election permitted hereunder by the Borrowers to have Revolving Credit Loans bear interest under a Term Rate Loan Option. Subject to the last sentence of this definition and subject to availability for the interest rate applicable to the relevant Available Currency, such period for US Dollar denominated Revolving Credit Loans shall be one (1), three (3), or six (6) months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrowers are requesting new Loans, or (ii) the date of renewal of or conversion to a Term Rate Loan Option if the Borrowers are renewing or converting to the Term Rate Loan Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (B) the Borrowers shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date, and (C) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period."

"Interest Rate Option shall mean any Term Rate Loan Option or Daily Rate Option."

"Maximum Leverage Increase Notice shall mean a written notice from the Company to the Administrative Agent that the Company is electing the Increased Net Leverage Ratio Period; provided, however that within three (3) Business Days of delivering such Maximum Leverage Increase Notice, the Company will pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable fee equal to ten (10) basis points multiplied by the Revolving Credit Commitments."

"Net Leverage Ratio shall mean ratio of (i) consolidated total Indebtedness of the Company and its Consolidated Subsidiaries minus all Unencumbered Cash, to (ii) EBITDA, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended."

"Optional Currency shall mean the following lawful currencies: Canadian dollars, Sterling, the Euro, Australian dollars, New Zealand dollars, Yen, Swiss Francs, Norwegian krone (NOK), Swedish krona (SEK) and any other currency approved by Administrative Agent and all of the Lenders pursuant to Section 2.9.3 [Requests for Additional Optional Currencies] in each case as long as there is a published RFR or Eurocurrency Rate, as applicable, or a Benchmark Replacement effected pursuant to Section 4.4 with respect thereto. Subject to Section 2.9.2 [European Monetary Union], each Optional Currency must be the lawful currency of the specified country."

"Overnight Bank Funding Rate shall mean, for any day, (a) with respect to any amount denominated in Dollars, the rate comprised of both overnight federal funds and

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overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided, further, that if the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero, and (b) with respect to any amount denominated in an Optional Currency, an overnight rate determined by the Administrative Agent or the Issuing Lender, as the case may be, in accordance with banking industry rules on interbank compensation (which determination shall be conclusive absent manifest error). The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrowers."

"Permitted Liens shall mean:

(i) Liens existing on the Closing Date and securing Indebtedness in an aggregate principal amount not exceeding $35,000,000;

(ii) Liens existing on other assets at the date of acquisition thereof or which attach to such assets concurrently with or within 90 days after the acquisition thereof, securing Indebtedness incurred to finance the acquisition thereof in an aggregate principal amount at any time outstanding not exceeding $150,000,000;

(iii) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary of the Company or is merged or consolidated with or into the Company or one of its Consolidated Subsidiaries and not created in contemplation of such event;

(iv) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this definition, provided that such Indebtedness is not increased and is not secured by any additional assets;

(v) other Liens arising in the ordinary course of the business of the Company or such Consolidated Subsidiary which are not incurred in connection with the borrowing of money or the obtaining of advances or credit, do not secure any obligation in an amount exceeding, individually or in the aggregate, the greater of (a) $100,000,000 or (b) 10% of the Net Worth of the Company and do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business, including in relation to a Netherlands Borrower, any Lien which arises under the general

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banking conditions of a bank in the Netherlands with which such Netherlands Borrower holds an account;

(vi) Liens not otherwise permitted by the foregoing clauses of this definition securing Indebtedness in an aggregate principal or face amount, together with Liens securing obligations made under item (v) above, at any date not to exceed the greater of (a) $175,000,000 or (b) 10% of the Net Worth of the Company;

(vii) Liens incurred pursuant to receivables securitizations and related assignments and sales of any income or revenues (including Receivables), including Liens on the assets of any Receivables Subsidiary created pursuant to any receivables securitization and Liens granted by the Company and its other Consolidated Subsidiaries on Receivables in connection with the transfer thereof, or to secure obligations owing by them, in respect of any such receivables securitization; provided that the aggregate principal amount of the investments and claims held at any time by all purchasers, assignees or other transferees of (or of interests in) Receivables from any Receivables Subsidiary, and other rights to payment held by such Persons, in all receivables securitizations shall not exceed $600,000,000;

(viii) Liens imposed by any Official Body for Taxes (a) not yet due and delinquent or (b) which are being contested in good faith and by appropriate proceedings and, during such period during which amounts are being so contested, such Liens shall not be executed on or enforced against any of the assets of any Borrower, provided that such Borrower shall have set aside on its books reserves deemed adequate therefor and not resulting in qualification by auditors;

(ix) carrier’s, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction and other like Liens arising by operation of applicable Law, arising in the ordinary course of business and securing amounts: (a) which are not overdue for a period of more than 30 days, or (b) which are being contested in good faith and by appropriate proceedings and, during such period during which amounts are being so contested, such Liens shall not be executed on or enforced against any of the assets of any Borrower, provided that such Borrower shall have set aside on its books reserves deemed adequate therefor and not resulting in qualification by auditors;

(x) statutory Liens incurred, or pledges or deposits made, under worker’s compensation, employment insurance and other social security legislation;

(xi) undetermined or inchoate Liens and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable Law or of which written notice has not been duly given in accordance with applicable Law or which although filed or registered, relate to obligations not due or delinquent;

(xii) investments made under the Cash Management Agreements or under cash management agreements with any other Lenders; and

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(xiii) Liens (if any) in favor of PNC in its capacity as administrative agent, in connection with the Term Loan Credit Agreement."

"Relevant Governmental Body shall mean (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States or the Federal Reserve Bank of New York, or any successor thereto, and (b) with respect to a Benchmark Replacement in respect of Loans denominated in any Optional Currency, (1) the central bank for the Currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Benchmark Replacement is denominated, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereto."

(h)
Section 1.4 of the Credit Agreement is hereby amended and restated as follows:

"1.4 Euro Rate Notification. Section 4.4.4 [Administrative Agent’s and Lenders’ Rights] of this Agreement provides a mechanism for determining an alternative rate of interest in the event that any of the Term SOFR Rate, Daily Simple SOFR, Daily Simple RFR, Term RFR or Eurocurrency Rate for any applicable Available Currency is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Term SOFR Rate, Daily Simple SOFR, Daily Simple RFR, Term RFR or Eurocurrency Rate for any applicable Available Currency or with respect to any alternative or successor rate thereto, or replacement rate therefor."

(i)
The following new Section 1.5 is hereby inserted into the Credit Agreement immediately following Section 1.4 of the Credit Agreement:

"1.5 Exchange Rates; Currency Equivalents.

(a) The Administrative Agent or the Issuing Lender, as applicable, shall determine the Dollar Equivalent amounts of Loans and Letters of Credit denominated in Optional Currencies. Such Dollar Equivalent shall become effective as of the Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Borrowers hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Lender, as applicable.

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(b) Wherever in this Agreement in connection with the initial advance, or the conversion, continuation or prepayment, of a Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Loan or Letter of Credit is denominated in an Optional Currency, such amount shall be the relevant Currency Equivalent of such Dollar amount (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%), as determined by the Administrative Agent or the Issuing Lender, as the case may be. All financial statements and Compliance Certificates shall be set forth in Dollars. For purposes of preparing financial statements, calculating financial covenants, and determining compliance with covenants expressed in Dollars, Optional Currencies shall be converted into Dollars in accordance with GAAP."

(j)
Section 2.3 of the Credit Agreement is hereby amended and restated as follows:

"2.3 Facility Fee. Accruing from the date hereof until the Expiration Date, the Borrowers agree to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable facility fee (the "Facility Fee") equal to the Applicable Facility Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) multiplied by the Revolving Credit Commitments; provided that any Facility Fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such Facility Fee shall otherwise have been due and payable by the Borrowers prior to such time; and provided further that no Facility Fee shall accrue with respect to the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Subject to the proviso in the directly preceding sentence, all Facility Fees shall be payable in arrears on each Payment Date and in U.S. Dollars."

(k)
Section 2.4.1 of the Credit Agreement is hereby amended and restated as follows:

"2.4.1 Revolving Credit Loan Requests. Except as otherwise provided herein, the Borrowers may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 12:00 noon,

(i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans denominated in Dollars to which the Term SOFR Rate Option applies or the conversion to or the renewal of any such Interest Rate Option for any Loans denominated in Dollars;

(ii) four () Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans denominated in Optional Currencies to which the Eurocurrency Rate Option applies, or the conversion to or renewal of a Eurocurrency Rate Option for Revolving Credit Loans denominated in such Optional Currencies;

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(iii) four (4) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans denominated in an Optional Currency to which the Daily Simple RFR Option or Term RFR Option applies or the date of conversion to or renewal of a Daily Simple RFR Option or Term RFR Option for Revolving Credit Loans denominated in an Optional Currency; and

(iv) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan denominated in Dollars to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, in each case, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (A) the aggregate amount of the proposed Loans (expressed in the currency in which such Loans shall be funded) comprising each Borrowing Tranche, and, if applicable, the Interest Period, which amount shall be in (x) integral multiples of $1,000,000 (or the Dollar Equivalent thereof) and not less than $5,000,000 (or the Dollar Equivalent thereof) for each Borrowing Tranche under the Euro-Rate Option, and (y) integral multiples of $500,000 and not less than $1,000,000 for each Borrowing Tranche under the Base Rate Option; (B) which Interest Rate Option shall apply to the proposed Dollar denominated Loans comprising the applicable Borrowing Tranche, (C) the currency in which such Revolving Credit Loans shall be funded if a Borrower elects an Optional Currency, the applicable Interest Rate Option, (D) an appropriate Interest Period, and (E) which Borrowers are requesting the Revolving Credit Loan. No Loan made in an Optional Currency may be converted into a Base Rate Loan, a Euro-Rate Loan or a Loan denominated in a different Optional Currency."

(l)
Section 2.9.1 of the Credit Agreement is hereby amended and restated as follows:

"2.9.1 Reserved."

(m)
Section 4.1 of the Credit Agreement is hereby amended and restated as follows:

"4.1 Interest Rate Options. The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by them from the Base Rate Option or Term Rate Loan Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, all Revolving Credit Loans made as part of the same Borrowing Tranche shall be made to the same Borrower and shall consist of the same Interest Rate Option, and the same Interest Period shall apply to such Loans that are part of the same Borrowing Tranche; provided that the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the

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Loans comprising any Borrowing Tranche; provided further that there shall not be at any one time outstanding more than twelve (12) Borrowing Tranches in the aggregate among all of the Loans and provided further that if an Event of Default or Potential Default exists and is continuing, the Borrowers may not request, convert to, or renew the Term Rate Loan Option or the Daily Simple RFR Option, as applicable, for any Loans and the Required Lenders may demand that all existing Borrowing Tranches (i) denominated in Dollars bearing interest under a Term Rate Loan Option shall be converted immediately to the Base Rate Option and (ii) denominated in an Optional Currency shall either (x) (A) in relation to Term Rate Loans, be converted immediately to the Base Rate Option denominated in Dollars (in an amount equal to the Dollar Equivalent of such Optional Currency) at the end of the Interest Period therefor; and (B) in relation to Daily Rate Loans, be converted immediately to the Base Rate Option or (y) in relation to Term Rate Loans, be prepaid at the end of the applicable Interest Period in full, subject to the obligation of the Borrowers to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender's highest lawful rate, the rate of interest on such Lender's Loan shall be limited to such Lender's highest lawful rate. The applicable Base Rate, Eurocurrency Rate, Term SOFR Rate, Daily Simple RFR, or Term RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest on the principal amount of each Optional Currency Loan shall be paid by the Borrowers in such Optional Currency.

4.1.1 Revolving Credit Interest Rate Options; Swing Line Interest Rate. Subject to Section 4.3 [Interest After Default], the Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i) Daily Rate Option:

(a) Base Rate Option. In the case of Base Rate Loans denominated in Dollars, a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate;

(b) Daily Simple RFR Option. Prior to the Term RFR Transition Date with respect to Loans that bear interest at a rate based on Daily Simple RFR denominated in Sterling, Euro, Yen or Swiss Franc, a fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed, except that interest on Loans denominated in Sterling, Euro, Yen or Swiss Franc as to which market practice differs from the foregoing shall be computed in accordance with market practice for such Loans) equal to the Daily Simple RFR for such Available Currency plus the RFR Adjustment plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the applicable Daily Simple RFR.

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(ii) Revolving Credit Term Rate Loan Option:

(a) Term SOFR Option. In the case of Term SOFR Rate Loans denominated in Dollars, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Term SOFR Rate for each applicable Interest Period plus the SOFR Adjustment for the applicable Interest Period plus the Applicable Margin; or

(b) Term RFR Option. On and after the Term RFR Transition Date with respect to any applicable Optional Currency, in the case of Loans denominated in any Optional Currency that bear interest based on Term RFR, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed, except that interest on Loans denominated in Optional Currencies as to which market practice differs from the foregoing shall be computed in accordance with market practice for such Loans) equal to the Term RFR for such Optional Currency as determined for each applicable Interest Period plus the RFR Adjustment plus the Applicable Margin or

(c) Eurocurrency Rate Option. In the case of Eurocurrency Rate Loans denominated in Canadian Dollars, Australian Dollars, New Zealand Dollars, Norwegian Krone, or Swedish Krona, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed, except that interest on Eurocurrency Rate Loans denominated in the foregoing Optional Currencies as to which market practice differs from the foregoing shall be computed in accordance with market practice for such Loans) equal to the Eurocurrency Rate for such Available Currency as determined for each applicable Interest Period plus the Applicable Margin; or.

(iii) Swing Loans. Subject to Section 4.3 [Interest After Default], at the Borrowers' option, Swing Loans shall bear interest (A) at a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Base Rate applicable to Revolving Credit Loans plus the Applicable Margin or, (B) at a rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to Daily Simple SOFR plus the SOFR Adjustment plus the Applicable Margin applicable to Revolving Credit Loans, such interest rate to change automatically from time to time effective as of the effective date of each change in Daily Simple SOFR.

4.1.2 Rate Quotations. A Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.1.3 Conforming Changes Relating to Term SOFR Rate, Daily Simple RFR, Term RFR or Eurocurrency Rate. With respect to the Term SOFR Rate, Daily Simple RFR, Term RFR or Eurocurrency Rate, the Administrative Agent

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will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, the Administrative Agent shall provide notice to the Borrowers and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective "

(n)
Section 4.2 of the Credit Agreement is hereby amended and restated as follows:

"4.2 Interest Periods. At any time when the Borrowers shall select, convert to or renew a Term Rate Loan Option, the Borrowers shall notify the Administrative Agent thereof by delivering a Loan Request to the Administrative Agent at least (i) for a Term SOFR Rate Option with respect to Loans denominated in Dollars, three (3) Business Days prior to the effective date, (ii) for a Eurocurrency Rate Option with respect to Revolving Credit Loans denominated in Optional Currencies, four (4) Business Days prior to the effective date and (iii) for a Term RFR Option with respect to Loans denominated in Optional Currencies, four (4) Business Days prior to the effective date. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Term Rate Loan Option:

4.2.1 Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the Term Rate Loan Option shall be in integral multiples of $1,000,000 and not less than $5,000,000; and

4.2.2 Renewals. In the case of the renewal of a Term Rate Loan Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day, or such other day as agreed to by the Administrative Agent and the Company.

4.2.3 No Conversion of Optional Currency Loans. No Optional Currency Loan may be converted into a Loan with a different Interest Rate Option, or a Loan denominated in a different Optional Currency."

(o)
Section 4.4 of the Credit Agreement is hereby amended and restated as follows:

4.4 Rate Unascertainable; Increased Costs; Deposits Not Available; Illegality; Benchmark Replacement Setting.

4.4.1 Unascertainable, Increased Costs; Deposits Not Available. If at any time:

(i) on or prior to the first day of an Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) the Term SOFR, Daily Simple SOFR,

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Daily Simple RFR, Term RFR or Eurocurrency Rate applicable to a Loan (in each case whether in Dollars or an Optional Currency) cannot be determined pursuant to the definition thereof, including, without limitation, because such rate for the corresponding applicable Currency is not available or published on a current basis or (y) a fundamental change has occurred in the foreign exchange or interbank markets with respect to such Currency or with respect to such rate (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or

(ii) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Term SOFR Rate, Eurocurrency Rate, prior to the Term RFR Transition Date with respect to any Loans that bear interest based on Daily Simple RFR denominated in any Optional Currency, or Daily Simple RFR with respect to such Available Currency, cannot be determined pursuant to the definition thereof or, on and after the Term RFR Transition Date with respect to any Loans that bear interest based Term RFR denominated in any Available Currency, Term RFR for such Available Currency cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period, or

(iii) on or prior to the first day of an Interest Period, any Lender determines that for any reason in connection with any request for a Term Rate Loan (in each case whether denominated in Dollars or an Optional Currency) or a conversion thereto or a continuation thereof that (A) deposits in the applicable Currency are not available to any Lender in connection with such Term Rate Loan, or are not being offered to banks in the market for the applicable Currency, amount, and Interest Period of such Term Rate Loan, or (B) the Term Rate Loan Option for any requested Currency or Interest Period with respect to a proposed Term Rate Loan, as applicable, does not adequately and fairly reflect the cost to such Lenders of funding, establishing or maintaining such Loan and, in each case, any Lender has provided notice of such determination to the Administrative Agent, then the Administrative Agent shall have the rights specified in Section 4.4.4 [Administrative Agent's and Lender's Rights].

4.4.2 Illegality. If at any time any Lender shall have determined, or any Official Body shall have asserted, that the making, maintenance or funding of any Loan to which any Interest Rate Option applies, or the determination or charging of interest rates based upon any Interest Rate Option has been made impracticable or unlawful, by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or any Official Body has imposed material restrictions on the authority of such Lender to purchase, sell, or take deposits of any Available Currency in the applicable interbank market for the applicable Available Currency,, then the

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Administrative Agent shall have the rights specified in Section 4.4.4 [Administrative Agent's and Lender's Rights].

4.4.3 Reserved.

4.4.4 Administrative Agent's and Lender's Rights. In the case of any event specified in Section 4.4.1 [Unascertainable; Increased Costs; Deposits Not Available] above, the Administrative Agent shall promptly so notify the Lenders and the Borrowers thereof, in the case of an event specified in Section 4.4.2 [Illegality] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrowers.

(a) Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrowers to select, convert to or renew a Loan under the affected Interest Rate Option in each such Available Currency shall be suspended (to the extent of the affected Interest Rate Option, or the applicable Interest Periods) until the Administrative Agent shall have later notified the Borrowers, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent's or such Lender's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist.

(b) If at any time the Administrative Agent makes a determination under Section 4.4.1 [Unascertainable; Increased Costs; Deposits Not Available] (i) if the Borrowers have previously notified the Administrative Agent of their selection of, conversion to or renewal an affected Interest Rate Option, and such Interest Rate Option has not yet gone into effect, such notification shall (A) with regard to any such pending request for Loans denominated in Dollars, be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans in the amount specified therein and (B) with regard to any such pending request for Loans denominated in an Optional Currency, be deemed ineffective (in each case to the extent of the affected Interest Rate Option, or the applicable Interest Periods), (ii) any outstanding affected Loans denominated in Dollars shall be deemed to have been converted into Base Rate Loans immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period, and (iii) any outstanding affected Loans denominated in an Optional Currency shall, at the Borrower's election, either be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Optional Currency) immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period or prepaid in full immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period; provided, however that absent notice from the Borrowers of conversion or

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prepayment, such Loans shall automatically be converted to Base Rate Loans (in an amount equal to the Dollar Equivalent of such Optional Currency).

(c) If any Lender notifies the Administrative Agent of a determination under Section 4.4.2 [Illegality], the Borrowers shall, subject to the Borrowers' indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which an affected Interest Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option otherwise available with respect to such Loan (which shall be, with respect to Loans denominated in an Optional Currency, in an amount equal to the Dollar Equivalent of such Optional Currency) or select a different Optional Currency or Dollars, or (ii) prepay such Loan in accordance with Section 5.6 [Voluntary Prepayments]. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan (which shall be, with respect to Loans denominated in an Optional Currency, in an amount equal to the Dollar Equivalent of such Optional Currency) upon such specified date.

4.4.5 Benchmark Replacement Setting.

(a) Benchmark Replacement.

(i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark for any Available Currency, then (A) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (B) if a Benchmark Replacement is determined in accordance with clause (2), (3), or (4) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice from Lenders comprising the Required Lenders of objection to (i) with respect to a Benchmark Replacement determined in accordance with clause (2) or (3) of the definition of "Benchmark Replacement", the related Benchmark Replacement Adjustment and (ii) with respect to a Benchmark Replacement determined in accordance with clause (4) of the definition of "Benchmark Replacement", such Benchmark Replacement.

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(ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term RFR Transition Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark consisting of a Daily Simple RFR for the applicable Currency, then the applicable Benchmark Replacement will replace such Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark for the applicable Currency setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrowers a Term RFR Notice with respect to the applicable Term RFR Transition Event. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term RFR Notice after a Term RFR Transition Event and may elect or not elect to do so in its sole discretion.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption, or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrowers of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d) below and (y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.4.5 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.45.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable

4860-7040-4657, v.1

discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor; and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a Loan bearing interest based on the Term SOFR Rate, Eurocurrency Rate or RFR, conversion to or continuation of Loans bearing interest based on such Interest Rate Option to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Loan of or conversion to Loans bearing interest under the Base Rate Option. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate."

(p)
Section 4.5 of the Credit Agreement is hereby amended and restated as follows:

"4.5 Selection of Interest Rate Options. If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche of Loans under any Term Rate Loan Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrowers shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period. If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche of Loans in an Optional Currency under any Term Rate Loan Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], then, unless such Borrowing Tranche is repaid as provided herein, the Borrowers shall be deemed to have selected that such Borrowing Tranche shall automatically be continued under the applicable Term Rate Loan Option in its original Available Currency with an Interest Period of one (1) month at the end of such Interest Period. If the Borrowers provide any Loan Request related to a Loan at the Eurocurrency Rate Option, Term SOFR Rate Option, or on and after the Term RFR Transition Date with respect to any Optional Currency, the Term RFR Option for such Optional Currency, but fails to identify an Interest Period therefor, such Loan Request shall be deemed to request an Interest Period of one (1) month. Any Loan Request that

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fails to select an Interest Rate Option shall be deemed to be a request for the Base Rate Option. If no election as to Available Currency is specified in the applicable Loan Request, then the requested Loans shall be made in Dollars."

(q)
Section 4.9 of the Credit Agreement is hereby deleted in its entirety.
(r)
Section 5.1 of the Credit Agreement is hereby amended to replace "Equivalent Amounts" with "Dollar Equivalent or Optional Currency Equivalent."
(s)
Section 5.5 of the Credit Agreement is hereby amended and restated as follows:

"5.5 Interest Payment Dates. As to any Loans to which the Base Rate Option or, prior to the Term RFR Transition Date with respect to any Available Currency, the Daily Simple RFR Option for the applicable Available Currency applies, interest shall be due and payable in arrears on each Payment Date. As to any Loans to which a Term Rate Loan Option applies (including on and after the Term RFR Transition Date with respect to any Available Currency, as to any RFR Loan denominated in such Currency), interest shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.7 [Mandatory Prepayments; Cash Collateralization] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise). Interest shall be computed to, but excluding, the date payment is due."

(t)
Section 5.6.1 of the Credit Agreement is hereby amended and restated as follows:

"5.6.1 Right to Prepay. Each Borrower shall have the right at their option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.6.2 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever any Borrower desires to prepay any part of the Loans, such Borrower shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. (a) at least one (1) Business Day prior to the date of prepayment of any Loans that bear interest at the Base Rate Option; (b) at least three (3) Business Days prior to the date of prepayment of the Loans denominated in Dollars that bear interest at the Term SOFR Rate Option; (c) at least four (4) Business Days prior to the date of prepayment of the Revolving Credit Loans denominated in Optional Currencies that bear interest at the Eurocurrency Rate Option and (d) at least four (4) Business Days prior to the date of prepayment of any Loans denominated in Optional Currencies that bear interest at the Daily Simple RFR Option or Term RFR Option (or, in any case of clauses (a) through (d) above, notice delivered upon such shorter period of time then agreed to by the Administrative Agent), or no later than 1:00 p.m. on the date of prepayment of Swing Loans, setting forth the following information:

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(i) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swing Loans;

(iii) a statement indicating the application of the prepayment among Loans to which the Base Rate Option applies, the Term SOFR Rate Option applies, the Daily Simple RFR Option applies, the Term RFR Option applies and the Eurocurrency Rate Option applies; and

(iv) the total principal amount of such prepayment, which shall be equal to (i) in the case of any Base Rate Loan, $1,000,000 (or Dollar Equivalent thereof), with minimum increments thereafter of $500,000 (or Dollar Equivalent thereof), (ii) in the case of any Euro-Rate Loan, $5,000,000 (or Dollar Equivalent thereof), with minimum increments thereafter of $1,000,000 (or Dollar Equivalent thereof), and (iii) in the case of any Swing Loan, $500,000, with minimum increments thereafter of $250,000 (prepayments of Loans with different Interest Rate Options or Interest Periods shall be deemed separate prepayments for the purposes of the foregoing).

A notice of prepayment delivered by a Borrower may state that the prepayment contemplated thereby is subject to the effectiveness or funding of other credit facilities, the completion of any debt or equity offering or the completion of any other corporate transaction or event that will provide the proceeds for such repayment or otherwise result in such prepayment being required hereunder. The principal amount of the Loans prepaid, together with interest on such principal amount shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.4 [Administrative Agent's and Lender's Rights], if the Borrowers prepay a Loan but fails to specify the applicable Borrowing Tranche which the Borrowers are prepaying, the prepayment shall be applied (i) first to Revolving Credit Loans to which the Base Rate Option applies, (ii) then to other Revolving Credit Loans denominated in Dollars, (iii) then to Revolving Credit Loans to which the Term RFR Loans denominated in an Optional Currency, (iv) then to Eurocurrency Rate Loans (v) then to Swing Loans to which the Base Rate Option Applies, and (vi) then to Swing Loans to which the Term SOFR Rate Option applies. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify the Lenders under Section 5.10 [Indemnity]. Prepayments shall be made in the currency in which such Loan was made, unless otherwise directed by the Administrative Agent. Any amount of Loans paid or prepaid before the Expiration Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again."

(u)
Section 5.7.2 of the Credit Agreement is hereby amended and restated as follows:

"5.7.2 Application Among Interest Rate Options. All prepayments required pursuant to this Section 5.7 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans

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denominated in Dollars, then to Loans subject to the Term RFR Option denominated in an Optional Currency, then to Loans subject to a Eurocurrency Rate Option, then to Loans subject to Daily Simple RFR denominated in an Optional Currency and the Borrowers will be subject to the indemnity obligations set forth in Section 5.8 [Increased Costs] and Section 5.9 [Taxes]. In accordance with Section 5.10 [Indemnity], the Borrowers shall indemnify the Lenders for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Term Rate Loan Option on any day other than the last day of the applicable Interest Period."

(v)
Section 5.8.1 of the Credit Agreement is hereby amended and restated as follows:

"5.8.1 Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate or reserve requirement which is addressed separately in this Section 5.8) or the Issuing Lender;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender, the Issuing Lender or the relevant market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Issuing Lender or other Recipient, the Borrowers will pay to such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered."

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(w)
Section 5.8.5 of the Credit Agreement is hereby deleted in its entirety
(x)
Section 5.10 of the Credit Agreement is hereby amended and restated as follows:

"5.10 Indemnity. In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrowers shall indemnify each Lender against all liabilities, losses or expenses (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any:

(i) payment, prepayment, conversion or renewal of any Loan to which a (a) Term Rate Loan Option applies on a day other than the last day of the corresponding Interest Period or (ii) the Daily Simple RFR Option applies on a day other than the Payment Date therefor, in each case whether or not any such payment or prepayment is mandatory, voluntary or automatic and whether or not any such payment or prepayment is then due, or

(ii) attempt by any Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.6 [Voluntary Prepayments] or failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Loan under the Base Rate Option on the date or in the amount notified by the Borrower, or

(iii) any assignment of a Loan under (i) a Term Rate Loan Option on a day other than the last day of the Interest Period therefor or (ii) the Daily Simple RFR Option on a day other than the Payment Date therefore, as a result of a request by the Borrowers pursuant to Section 5.6.2 [Replacement of a Lender]; or

(iv) the failure by the Borrowers to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Optional Currency on its scheduled due date or any payment thereof in a different currency.

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrowers of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Lender ten (10) Business Days after such notice is given."

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(y)
Section 8.2.8 of the Credit Agreement is hereby amended and restated as follows:

"8.2.8 Maximum Leverage Ratio. The Company will not permit the Net Leverage Ratio, as calculated at the end of each fiscal quarter ending after the Closing Date, to be greater than 3.75 to 1.00; provided, however, that (1) if the Company has delivered the Maximum Leverage Increase Notice, so long as no Event of Default or Potential Default exists at such time the maximum permitted Net Leverage Ratio shall increase to 4.25 to 1.00 as calculated at the end of the four fiscal quarters following delivery of the Maximum Leverage Increase Notice (such period of time being the "Increased Net Leverage Ratio Period") and (2) with respect to any acquisition for which the aggregate consideration is $100,000,000 or greater (a “Material Acquisition”), and upon written request by the Company delivered to the Administrative Agent no later than 30 days following the consummation of such Material Acquisition, the maximum permitted Net Leverage Ratio shall increase to 4.25 to 1.00 as calculated at the end of the four fiscal quarters following such Material Acquisition (each such period of time being an “Increased Net Leverage Ratio Period Due to Material Acquisition”); provided, further, that (i) there shall be no more than one Increased Net Leverage Ratio Period, and (ii) there shall be at least four fiscal quarters in which the Net Leverage Ratio does not exceed 3.75 to 1.00 between any two Increased Net Leverage Ratio Periods Due to Material Acquisition; provided, however that the requirements of this clause (ii) shall not be applicable in connection with the first Increased Net Leverage Ratio Period Due to Material Acquisition (if any) elected by the Company after December 16, 2021 but such requirements of this clause (ii) shall be applicable for each Net Leverage Ratio Period Due to Material Acquisition (if any) elected by the Company thereafter."

(z)
The following new Section 10.13 is hereby inserted into the Credit Agreement immediately following Section 10.12 of the Credit Agreement:

"10.13 Erroneous Payments.

(a) If the Administrative Agent notifies a Lender or Issuing Lender, or any Person who has received funds on behalf of a Lender or Issuing Lender such Lender or Issuing Lender (any such Lender, Issuing Lender or other recipient, a "Payment Recipient") that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any

4860-7040-4657, v.1

such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender or Issuing Lender, or any Person who has received funds on behalf of a Lender or Issuing Lender such Lender or Issuing Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Issuing Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender or Issuing Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.13(b).

(c) Each Lender or Issuing Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Issuing Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any

4860-7040-4657, v.1

Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an "Erroneous Payment Return Deficiency"), upon the Administrative Agent's notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the "Erroneous Payment Impacted Class") in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the "Erroneous Payment Deficiency Assignment") at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender and (iv) the Administrative Agent may reflect in the register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Issuing Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the "Erroneous Payment Subrogation Rights").

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers for the purpose of making such Erroneous Payment.

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(f) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine.

(g) Each party's obligations, agreements and waivers under this Section 10.13 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document."

(aa)
The first paragraph of Section 12.8.4 of the Credit Agreement is hereby amended and restated as follows:

"12.8.4 Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person) or the Borrowers or any of the Borrowers' Affiliates or Consolidated Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders, and the Issuing Lender shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement."

(bb)
Schedule 1.1(A) of the Credit Agreement. Schedule 1.1(A) [Pricing] of the Credit Agreement is hereby amended and restated in full as attached hereto as Exhibit A.
(cc)
Schedule 1.1(B) of the Credit Agreement. Schedule 1.1(B) [Commitments] of the Credit Agreement is hereby amended and restated in full as attached hereto as Exhibit B.
8.
Conditions Precedent. The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:
(a)
Amendment. The Borrowers, the Administrative Agent and the Lenders shall have executed and delivered to the Administrative Agent this Amendment and the Borrowers shall have delivered to the Lenders duly executed Notes or amended and restated Notes, as the case may be.
(b)
Officer's Certificate. A certificate of the Company signed by an Authorized Officer of the Company, dated the date hereof stating that (A) all representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (unless any such representation or warranty is qualified to materiality, in which case such representation or warranty is true and correct in all respects), except for representations and

4860-7040-4657, v.1

warranties made as of a specified date (which were true and correct in all material respects, as applicable, as of such date), (B) the Borrowers are in compliance with each of the covenants and conditions hereunder, and (C) no Event of Default or Potential Default exists.
(c)
Secretary Certificates. A certificate dated the Fourth Amendment Effective Date and signed by the Secretary or an Assistant Secretary or Director of each of the Borrowers, certifying as appropriate as to: (a) all action taken by each Borrower in connection with this Agreement and the other Loan Documents; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the Fourth Amendment Effective Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing (or foreign jurisdictional equivalent in each jurisdiction where such certification is required) of each Borrower in each state where organized or qualified to do business.
(d)
Legal Opinion. Opinions of counsel for each of the Borrowers, dated the Fourth Amendment Effective Date, each in form and substance acceptable to the Administrative Agent and the Lenders.
(e)
Lien Searches. The Administrative Agent shall have received lien searches with scope and results satisfactory in its reasonable discretion.
(f)
Fees. The Borrowers shall have paid to the Administrative Agent all fees due and owing the Administrative Agent and all reasonable, documented costs and expenses of the Administrative Agent, including without limitation, reasonable, documented fees of the Administrative Agent's counsel in connection with this Amendment.
(g)
Miscellaneous. Such other documents, agreements, instruments, deliverables and items deemed reasonably necessary by the Administrative Agent.
9.
Representations and Warranties. Each Borrower covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(a)
Each Borrower possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by such Borrower; and that any and all actions required or necessary pursuant to such Borrower's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower of the terms and conditions of this Amendment; the officer of such Borrower executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Borrower and hold the title set forth below his/her name on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any material agreement or instrument, order, writ, judgment, injunction or decree to which such Borrower is a party or by which such Borrower or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower of the terms

4860-7040-4657, v.1

and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by such Borrower and are full force and effect;
(b)
this Amendment, the Credit Agreement and the other Loan Documents constitute the valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(c)
all representations and warranties made by each Borrower in the Credit Agreement and the other Loan Documents are true and correct in all respects (in the case of any representation or warranty containing a materiality modification) or in all material respects (in the case of any representation or warranty not containing a materiality modification) (except representations and warranties which expressly relate to an earlier date or time, which representations or warranties are true and correct on and as of the specific dates or times referred to therein);
(d)
this Amendment is not a substitution, novation, discharge or release of any Borrower's obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect; and
(e)
no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents.
10.
Ratification. Except as expressly modified herein and hereby, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall be and remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to waive or impair any rights, powers or remedies of Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents. In the event of any inconsistency between the terms of this Amendment and the Credit Agreement or the other Loan Documents, this Amendment shall govern. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.
11.
Governing Law, etc.. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio without regard to its conflict of laws principles. The terms of the Credit Agreement relating to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
12.
Counterparts; Effective Date; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall be effective as of the date first set forth above. The Borrowers, the Administrative Agent and Lenders hereby (i) agree that, for all purposes of this Amendment, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability

4860-7040-4657, v.1

as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Amendment or any other Loan Documents based solely on the lack of paper original copies of such Amendment and Loan Documents, including with respect to any signature pages thereto.
13.
Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
14.
Notices. Any notices with respect to this Amendment shall be given in the manner provided for in Section 12.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.
15.
Survival. All representations and warranties contained herein shall survive Payment In Full. All covenants, agreements, undertakings, waivers and releases of the Borrowers contained herein shall continue in full force and effect from and after the date hereof and until Payment In Full.
16.
Amendment. No amendment, modification, rescission, waiver or release of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto.
17.
Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
18.
Amendment as Loan Document; Incorporation into Loan Documents. The parties hereto acknowledge and agree that this Amendment constitutes a Loan Document. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:

RPM INTERNATIONAL INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

RPM ENTERPRISES, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: President and Secretary

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

RPOW UK LIMITED

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Director

RPM EUROPE HOLDCO B.V.

By: /s/ Hilde De Backer
Name: Hilde De Backer
Title: Director

RPM CANADA

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Manager, President and Secretary

RPM CANADA COMPANY FINANCE ULC

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Director, President and Secretary

TREMCO ASIA PACIFIC PTY. LIMITED

By: /s/ Paul G.P. Hoogenboom
Name: Paul G.P. Hoogenboom
Title: Director

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

RPM Europe Finance Designated Activity Company

By: /s/ Matthew T. Ratajczak

Name: Matthew T. Ratajczak

Title: Director

Acknowledged and Accepted as set forth in Section 3:

TREMCO CPG UK LIMITED

By: /s/ Daniel Johnson
Name: Daniel Johnson
Title: Director

NEW VENTURES (UK) LIMITED

By: /s/ Hilde De Backer
Name: Hilde De Backer
Title: Director

RPM CH, G.P.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: President and Secretary

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Scott A. Nolan

Name: Scott A. Nolan

Title: Senior Vice President

4860-7040-4657, v.1

KEYBANK NATIONAL ASSOCIATION

By: /s/ John R. Macks

Name: John R. Macks

Title: Vice President

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Nathan R. Rantala

Name: Nathan R. Rantala

Title: Managing Director

4860-7040-4657, v.1

CITIZENS BANK, N.A.

By: /s/ Arianna DeMarco

Name: Arianna DeMarco

Title: Vice President

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BANK OF AMERICA, N.A.

By: /s/ Pace Doherty

Name: Pace Doherty

Title: Director

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

MUFG BANK, LTD.

By: /s/ Jorge Georgalos

Name: Jorge Georgalos

Title: Director

4860-7040-4657, v.1

BMO HARRIS BANK N.A.

By: /s/ Jennifer Wolter

Name: Jennifer Wolter

Title: Director

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

KBC BANK, NV

By: /s/ Nicholas Fiore

Name: Nicholas Fiore

Title: Managing Director

By: /s/ Susan Silver

Name: Susan Silver

Title: Managing Director

4860-7040-4657, v.1

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Andrew B. Vernon

Name: Andrew B. Vernon

Title: Authorized Signatory

GOLDMAN SACHS BANK USA

By: /s/ Andrew B. Vernon

Name: Andrew B. Vernon

Title: Authorized Signatory

4860-7040-4657, v.1

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kenneth R. Fieler

Name: Kenneth R. Fieler

Title: Vice President

4860-7040-4657, v.1

FIRST NATIONAL BANK OF PENNSYLVANIA

By: /s/ John F. Neumann

Name: John F. Neumann

Title: Senior Vice President

4860-7040-4657, v.1

EXHIBIT A

SCHEDULE 1.1(A)

PRICING GRID

	Debt Rating	Term Rate Loan Spread	Daily Rate Loan Spread	Facility Fee	Standby Letter of Credit Fee	Commercial Letter of Credit Fee
Tier I	A-/ A3 or higher	90.0 bps	0.0 bps	10.0 bps	90.0 bps	50.00 bps
Tier II	BBB+/ Baa1	100.0 bps	0.0 bps	12.5 bps	100.0 bps	56.25 bps
Tier III	BBB/ Baa2	110.0 bps	10.0 bps	15.0 bps	110.0 bps	62.50 bps
Tier IV	BBB-/ Baa3	117.5 bps	17.5 bps	20.0 bps	117.5 bps	68.75 bps
Tier V	BB+/ Ba1	125.0 bps	25.0 bps	25.0 bps	125.0 bps	75.00 bps
Tier VI	<BB+/ Ba1	145.0 bps	45.0 bps	30.0 bps	145.0 bps	87.50 bps

The Applicable Margin, the Facility Fee and the Applicable Letter of Credit Fee Rate shall be determined on the Closing Date based on Tier III.

Any changes to Tiers relating to Optional Currency Loans shall not be effective until the expiration of the then current Interest Period.

Notwithstanding anything to the contrary contained herein (including, but not limited to, in the definition of Applicable Margin), in the event that the Company has delivered the Maximum Leverage Increase Notice during the Increased Net Leverage Ratio Period and until the first day of the month following the end of the Increased Net Leverage Ratio Period, the Applicable Margin and the Applicable Letter of Credit Fee Rate (but not the Facility Fee) shall be determined based on Tier VI; provided however, that in the event that the debt ratings accorded to the Company’s senior unsecured long-term debt by Standard & Poor’s, Moody’s and Fitch are all rated as non-investment grade during the Increased Net Leverage Ratio Period, as of such date and until the earlier of (a) a change in any of such debt ratings such that not all three are rated as non-investment grade and (b) the end of such Increased Net Leverage Ratio Period, the Applicable Margin and the Applicable Letter of Credit Fees for Standby Letters of Credit shall be determined based on Tier VI pricing plus 25.0 bps, and the Applicable Letter of Credit

4860-7040-4657, v.1

Fees for Commercial Letters of the Credit shall be determined based on Tier VI pricing plus 12.5 bps.

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